Preferred Stock	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Jun. 30, 2012
Preferred Stock

NOTE 10—PREFERRED STOCK

Preferred Stock

In July 2011, the Company repurchased an aggregate of 12,041,700 shares of the Company’s Series A convertible preferred stock from entities affiliated with Summit Partners, L.P., one of the Company’s major stockholders, at a price of $8.97 per share for an aggregate consideration of $108.0 million. Of the aggregate purchase price, $40.0 million was paid in cash at the time of closing and the balance of the shares were paid for through the issuance of convertible subordinated promissory notes in the aggregate principal amount of $68.0 million. The $68.0 million was paid down primarily using proceeds from the EWB Loan Agreement and the remaining balance was subsequently paid down by funds raised upon the completion of the Company’s initial public offering on October 19, 2011 and the Company’s existing cash balances as discussed in Note 8.

NOTE 10—PREFERRED STOCK

Preferred Stock

On March 2, 2010, the Company amended its certificate of incorporation to authorize the issuance of 36,034,630 shares of Series A convertible preferred stock. On March 2, 2010, the Company also entered into a Stock Purchase Agreement and issued 33,898,990 Series A shares and warrants to purchase an additional 2,135,640 Series A shares to a third party investor at $2.95 per share. The total proceeds of $99.5 million, net of $500,000 of issuance costs, $1.3 million out of the total proceeds was allocated to the Series A warrants based on the fair value on the issuance date, and the remaining amount of $98.2 million was allocated to Series A Preferred Stock using the residual method. The proceeds from the issuance of the Series A shares were used to repurchase common stock and fully vested stock options from employees and others.

The fair value of the warrant to purchase the additional 2,135,640 Series A shares was estimated to be $1.3 million at the date of issuance based on the Black-Scholes option pricing model using a risk-free interest rate of 0.14%, volatility of approximately 53%, the contractual life of 0.3 years and 4% dividend rate. In accordance with applicable accounting guidance, the warrant liability was remeasured at fair value at each balance sheet date prior to exercise. The $207,000 decrease in fair value of the warrant liability as measured at March 31, 2010 compared to the initial fair value at issuance was recorded as other income (expense), net in the Company’s statement of operations in the third quarter of fiscal 2010. On June 29, 2010, holders of the warrants exercised their option to purchase 2,135,640 shares of Series A convertible preferred stock at $2.95 per share for total proceeds of $6.3 million, resulting in the reclassification of the warrant liability balance to Series A preferred stock on the Company’s consolidated balance sheet.

In July 2011, the Company repurchased an aggregate of 12,041,700 shares of the Company’s Series A convertible preferred stock from entities affiliated with Summit Partners, L.P., one of the Company’s major stockholders, at a price of $8.97 per share for an aggregate consideration of $108.0 million. Of the aggregate purchase price, $40.0 million was paid in cash at the time of closing and the balance of the shares were paid for through the issuance of convertible subordinated promissory notes in the aggregate principal amount of $68.0 million. The $68.0 million was paid down primarily using proceeds from the term loan the Company executed with East West Bank on September 15, 2011 and funds raised upon the completion of the Company’s initial public offering on October 19, 2011.